GABELLI GLOBAL SERIES FUNDS, INC.
                                 (the "Company")
                         Supplement dated January 31, 2001
                         to Prospectus dated March 9, 2000

     The description of the investment strategy for The Gabelli Global Growth Fund (the "Global Growth Fund") has been revised to reflect the broadened range of products and services offered by global companies in which the Global Growth Fund will have the opportunity to invest. It now reads:

     "Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies involved in the global marketplace."

Effective September 1, 2000, the Global Growth Fund is managed by an investment team (the "Growth Investment Team") headed by Marc J. Gabelli. Mr. Gabelli is primarily responsible for the investment decisions of the Growth Investment Team and the overall management of the Global Growth Fund's portfolio.

Effective September 13, 2000, The Gabelli Global Opportunity Fund (the "Global Opportunity Fund") is managed by an investment team (the "Opportunity Investment Team") headed by Marc J. Gabelli and Caesar Bryan. Messrs. Gabelli and Bryan are primarily responsible for the investment decisions of the Opportunity Investment Team and the overall management of the Global Opportunity Fund's portfolio.

Effective September 13, 2000, The Gabelli Global Convertible Securities Fund (the "Global Convertible Securities Fund") is managed by an investment team (the "Convertible Investment Team") headed by A. Hartswell Woodson III. Mr. Woodson is primarily responsible for the investment decisions of the Convertible Investment Team and the overall management of the Global Convertible Securities Fund's portfolio.

This Supplement supersedes the Supplement dated September 13, 2000 to the Company's Prospectus dated March 9, 2000